                                                                    EXHIBIT 10xx

                          FIFTH AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE
                             ---------------------

$7,500,000                                                 Boston, Massachusetts
                                                               December 10, 1993
                                                         as Amended and Restated
                                                         as of February 20, 1996
                                                         as Amended and Restated
                                                          as of October 31, 1996
                                                         as Amended and Restated
                                                         as of February 28, 1997
                                                         as Amended and Restated
                                                         as of February 28, 1998
                                                         as Amended and Restated
                                                              as of May 26, 1999


     FOR VALUE RECEIVED, LOJACK CORPORATION, LOJACK INTERNATIONAL CORPORATION, LOJACK OF NEW JERSEY CORPORATION, RECOVERY SYSTEMS, INC., LOJACK HOLDINGS CORPORATION, LOJACK VENTURE CORPORATION, LOJACK OF PENNSYLVANIA, INC., LOJACK FSC, LTD., LOJACK RECOVERY SYSTEMS BUSINESS TRUST and LOJACK OF ARIZONA, LLC (collectively, the "Borrowers"), hereby jointly and severally promise to pay to
                    ---------
BANKBOSTON, N.A. (the "Lender"), or order, at the head office of the Lender at
                       ------
100 Federal Street, Boston, Massachusetts 02110, the principal amount of Seven Million Five Hundred Thousand ($7,500,000) or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans (as defined in the Loan Agreement referred to below) made by the Lender to the Borrowers pursuant to the Loan Agreement dated as of December 10, 1993 by and between the Borrowers and the Lender, as amended as of October 11, 1994, February 20, 1996, October 31, 1996, February 28, 1997, February 28, 1998 and May 26, 1999 and as hereafter amended or extended from time to time the "Loan Agreement"), together with
                                           --------------
interest thereon at the rate or rates provided in the Loan Agreement, payable monthly in arrears, without set-off, deduction or counterclaim, on the first Business Day of each month, and at the maturity of this Note, whether by payment or prepayment, acceleration or otherwise.

     Prior to the Maturity Date (as defined in the Loan Agreement) the principal amount hereof may be advanced, repaid and readvanced in accordance with the terms of the Loan Agreement. The principal amount outstanding hereunder on the Maturity Date shall be payable as provided in the Loan Agreement.

     Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under the Loan Agreement (including without limitation overadvances) due to the Borrowers' failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate per annum equal to 4% above the rate which then applies to this Note, which interest shall be compounded daily and payable on demand.

     In addition, if a payment of principal or interest hereunder is not made, due to the Borrowers' failure to pay the same in full on its due date, the Borrowers will also pay on demand a late payment charge equal to 5% of the amount of such payment. The foregoing shall in no way affect the Lender's right to exercise any of its rights or remedies, including those provided in Section
8.2 of the Loan Agreement.

     All payments under this Note shall be made at the head office of the Lender at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds.

     This Note is the "Note" referred to in , and is entitled to the benefits of, the Loan Agreement (including Exhibits thereto) and all other agreements and instruments evidencing the indebtedness hereunder (the "Loan Documents") which
                                                        --------------
Loan Documents are hereby incorporated herein by reference; but neither this reference to the Loan Documents nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as herein provided.

     This Note supersedes and replaces the Fourth Amended and Restated Revolving Credit and Term Note in the principal amount of $7,500,000 issued to the Lender by the Borrowers on February 28, 1998 under the Loan Agreement.

     In case an Event of Default (as defined in the Loan Agreement) shall occur, the aggregate unpaid principal of and accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     The Borrowers hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     THIS INSTRUMENT SHALL HAVE THE EFFECT OF AN INSTRUMENT EXECUTED UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS CONTAINED THEREIN).


WITNESS AS TO ALL:            LOJACK CORPORATION


____________________________  By:
                                 ------------------------------------
                                  Joseph F. Abely, President



                              LOJACK INTERNATIONAL CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, Vice President



                              LOJACK OF NEW JERSEY CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President


                              RECOVERY SYSTEMS, INC.


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President


                              LOJACK HOLDINGS CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President

                              LOJACK VENTURE CORPORATION


                              By:
                                 ------------------------------------
                                  Joseph F. Abely, President



                              LOJACK OF PENNSYLVANIA, INC.


                              By:
                                 ------------------------------------
                                 Joseph F. Abely, President



                              LOJACK FSC, LTD.


                              By:
                                 ------------------------------------
                                 Joseph F. Abely, President



                              LOJACK RECOVERY SYSTEMS BUSINESS
                                TRUST


                              By:____________________________________




                              LOJACK OF ARIZONA, LLC


                              By:______________________________________